Exhibit 10.18

WARRANT AMENDMENT AGREEMENT

This Warrant Amendment Agreement (the “Agreement”) is made and entered into as of January 15, 2007 (the “Effective Date”), by and between Data Call Technologies, Inc., a Nevada corporation (“Data Call”) and Everett Poe, the Vice President of Sales for Data Call (“Poe”), each individually a “Party” and collectively the “Parties.”

W I T N E S S E T H:

WHEREAS, Data Call previously granted Poe certain warrants effective June 1, 2006, in connection with Poe’s entry into an Executive Employment Agreement with Data Call, which Warrant Agreement is attached hereto as Exhibit A (the “Warrant”), which Warrant contained provisions whereby the transfer of the Warrant was prohibited by Poe;

WHEREAS, certain events have occurred which require that the Warrant be transferable by Poe, and the Parties now desire to amend the terms of the Warrant to allow for such transfer.

NOW, THEREFORE, in consideration for the promises and pledges contained below and other good and valuable consideration, which consideration Data Call and Poe acknowledge receipt of, and the premises and the mutual covenants, agreements, and considerations herein contained, the Parties hereto agree as follows:

1. Amendment of the Warrant.

(a)	The Parties hereby amend and replace Section 2(a) of the Warrant with the following language:

“Transferability of Warrant. You agree that the Warrant is being acquired as an investment and not with a view to distribution thereof and that the Warrant may not be transferred, sold, assigned or hypothecated except as provided herein. You further acknowledge that the Warrant may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended (the “Act”), setting forth the terms of such offering and other pertinent data with respect thereto, or unless you have provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrant shall bear an appropriate legend. Notwithstanding the foregoing, any request to transfer the Warrant must be accompanied by the Form of Assignment and Transfer attached hereto as Schedule 5 executed by the Warrant Holder.”

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(b)
The Parties also hereby amend the Warrant to amend and replace Schedules 1-3, with Schedule 1 attached hereto,, to rename Schedule 4 as previously attached to the Warrant as Schedule 2, as attached hereto, and to include a Schedule 3, “Form of Assignment and Transfer” as set forth hereto as Exhibit B (the “Schedules”).

(c)	The Parties also hereby amend and replace Section 3 of the Warrant with the following language:

3. Vesting of Warrant.

(a)
 The aggregate of 500,000 Warrants granted to Holder pursuant to this Warrant shall vest immediately on January 15, 2007, the “Vesting Date,” , which Warrants are to be evidenced by Schedule 1, attached hereto.”

(d)	The Parties hereby amend and replace Section 4(d) of the Warrant in its entirety, with the following revised Section 4(d):

               (d)                       Payment of Purchase Price. The Purchase Price may be made by any of the following or a combination thereof, at the election of the Warrant Holder:

(i)      In cash; by wire transfer; by certified or cashier’s check, or money order; or

(ii)     By delivery to the Company of an exercise notice that requests the Company to issue to the Warrant Holder the full number of shares as to which the Warrant is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates. (This method of exercise allows the Warrant Holder to use a portion of the shares issuable at the time of exercise as payment for the shares to which the Warrant relates and is often referred to as a "cashless exercise." For example, if the Warrant Holder elects to exercise 1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Warrant Holder can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Warrant (250 x $1.00 = $250.00) and receive only the remaining 750 shares).

For purposes of this section, "Fair Market Value” shall be defined as the average closing price of the Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the date of exercise of this Warrant (the “Average Closing Bid Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.”

2. Miscellaneous.

(a)
Assignment. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

(b)
Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, excluding any provision of this Agreement which would require the use of the laws of any other jurisdiction.

(c)
Entire Agreement, Amendments and Waivers. This Agreement constitutes the entire agreement of the Parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof, other than the Prior Waivers and First Amendment, which shall remain in effect and be fully enforceable against the Parties. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent or such Party.

(d)	Waiver. No failure on the part of any Party to enforce any provisions of this Agreement will act as a waiver of the right to enforce that provision.

(e)	Section Headings. Section headings are for convenience only and shall not define or limit the provisions of this Agreement.

(f)
Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

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  This Warrant Amendment Agreement has been executed by the Parties on the date first written above, with an Effective Date as provided above.

Data Call Technologies, Inc.

/s/ James Ammons
James Ammons
Chief Executive Officer

/s/ Everett Poe
Everett Poe

SCHEDULE 1

WARRANT

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANT NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

To Purchase 500,000 Shares
of Common Stock
DATA CALL TECHNOLOGIES, INC.

This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares (the “Shares”) set forth above of the common stock (“Common Stock”), of DATA CALL TECHNOLOGIES, INC. (the “Company”) from the Company at the purchase price per share hereafter set forth below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier’s check payable to the order of the Company) for each Share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of June 1, 2006, and amended as of January 15, 2007, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant, including, but not limited to the vesting dates of this Warrant described in Section 3 of the Warrant Agreement and the expiration dates of this Warrant as described in Section 4 of the Warrant Agreement.

Registered Owner: Everett Poe    Date: January 15, 2007

Purchase Price
Per Share:  US $0.10

Expiration Date: Subject to Section 4(a) of the Warrant Agreement, January 15, 2010, 5:00 p.m. Central Standard Time.

WITNESS the signature of the Company’s authorized officer:

DATA CALL TECHNOLOGIES, INC.

By /s/ James Ammons
James Ammons, Chief Executive Officer

Exhibit B

 SCHEDULE 2

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To DATA CALL TECHNOLOGIES, INC.:

The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,___________ * shares of Common Stock of DATA CALL TECHNOLOGIES, INC. and herewith makes payment of US $_______________ therefore, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

The undersigned hereby certifies that the undersigned is not a U.S. person and the warrant is not being exercised on behalf of a U.S. person, or, if applicable, the undersigned has attached an opinion of counsel to the effect that the warrant and the securities to be delivered upon exercise thereof have been registered under the Securities Act of 1933, as amended or are exempt from registration thereunder.

Dated:______________

____________________________________________
(Signature must conform in all respects to name of holder
as specified on the face of the enclosed Warrant)

____________________________________________
(Address)

___________________________

(*)
Insert here the number of shares called for on the face of the Warrant or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.

Exhibit B

SCHEDULE 3

FORM OF ASSIGNMENT AND TRANSFER

For value received, the undersigned hereby sells, assigns and transfers unto __________________________________ the right represented by the enclosed Warrant to purchase _________________ shares of Common Stock of
DATA CALL TECHNOLOGIES, INC. to which the enclosed Warrant relates, and appoints _____________Attorney to transfer such right on the books of DATA CALL TECHNOLOGIES, INC. with full power of substitution in the premises.

The undersigned represents and warrants that the transfer of the enclosed Warrant is permitted by the terms of the Warrant Agreement pursuant to which the enclosed Warrant has been issued, and the transferee hereof, by his, her or its acceptance of this Agreement, represents and warrants that he, she or it is familiar with the terms of said Warrant Agreement (including but not limited to the vesting provisions provided in Section 3 thereof) and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.

Dated:______________

__________________________________________
(Signature must conform in all respects to name of holder
as specified on the face of the enclosed Warrant)

____________________________________________
(Address)

Signed in the presence of:

____________________________________